                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):          May 15, 2001
                                                               ------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
                        (As Successor to BANK ONE, N.A.)
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             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of BANC ONE CREDIT CARD MASTER TRUST)

                                 United States
                                 -------------
                 (State or other jurisdiction of incorporation)

        0-25636                                          51-0269396
    -----------------                                    ----------
(Commission File Number)                    (IRS Employer Identification Number)




201 North Walnut Street, Wilmington, Delaware                            19801
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(Address of principal executive offices)                              (Zip Code)


      (302) 594-4117
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Registrant's telephone number, including area code

Item 5.   Other Events



               On May 15, 2001, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing
          Series:


               Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A



Item 7.   Financial Statements and Exhibits

          (c) Exhibits.

          See page 4 for Exhibit Index.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              First USA Bank, N.A., as Servicer, on behalf of BANC ONE CREDIT CARD MASTER TRUST



                              By:  /s/ Tracie H. Klein
                                   -----------------------------
                              Name:   Tracie H. Klein
                              Title:  First Vice President

Date:  May 15, 2001
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EXHIBIT INDEX

Exhibit    Description                                                                            Page
-------    -----------                                                                            ----
99.1       Excess Spread Analysis                                                                   5


99.2       The Trust Allocation Report for the monthly Period ending April 30, 2001.                6

99.3       Banc One Credit Card Master Trust - Summary Report for Series 1996-A                   7-8

99.4       Monthly Servicer Certificate                                                             9